SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                Form 8-A/A

             For Registration of Certain Classes of Securities
                  Pursuant to Section 12(b) or (g) of the
                      Securities Exchange Act of 1934

                         Digital Power Corporation

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            (Exact name of registrant as specified in its charter)

       California                                        94-1721931
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  (State of incorporation                                 (IRS Employer
   or organization)                                    Identification No.)

                   41920 Christy Street, Fremont, California 94538
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         (Address of principal executive offices)             (Zip Code)

     Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class                 Name of each exchange on which each class is
to be registered                                     to be registered

Common Stock                                      American Stock Exchange (AMEX)
Purchase Warrants

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box: [ ]

     Securities Act registration statement file number to which this form relates: 333-14199 (if applicable)

     Securities to be registered pursuant to Section 12(g) of the Act:

                               NONE
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                         (Title of class)

Item 1.  Description of Registrant's Securities to be Registered.

     A description of Digital Power Corporation's (the "Company's") common stock purchase warrants is incorporated by reference to the Company's definitive prospectus filed pursuant to Rule 424(b) with the Commission on December 16, 1996.

Item 2.  Exhibits.

     The following exhibits are filed herewith (or incorporated by reference as indicated below)

     1. Amended and Restated Articles of Incorporation of the Registrant incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form SB-2.

     2. Amendment to Articles of Incorporation of the Registrant incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form SB-2.

     3. Bylaws of the Registrant incorporated by reference to Exhibit 3.3 to the Company's Registration Statement on Form SB-2.

     4.   Specimen Common Stock Certificate incorporated by reference to
Exhibit 4.1 to Pre-effective Amendment No. 1 to the Company's Registration Statement on Form SB-2.

     5. Specimen Warrant incorporated by referenced to Exhibit 4.2 to the Company's Registration Statement on Form SB-2.

                             SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                              DIGITAL POWER CORPORATION, A CALIFORNIA
                              CORPORATION



                              By:  ROBERT O. SMITH

                                   Robert O. Smith
                                   Chief Executive Officer
Date:  November 11, 1997